UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2015

Shenandoah Telecommunications Company
(Exact name of registrant as specified in its charter)

Virginia	000-09881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way P.O. Box 459 Edinburg, VA	22824
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (540) 984-4141

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On August 10, 2015, Shenandoah Telecommunications Company, a Virginia corporation (the "Company"), issued a press release announcing the execution of an Agreement and Plan of Merger (the "Merger Agreement"), dated August 10, 2015, among the Company, Gridiron Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Merger Sub"), and NTELOS Holdings Corp., a Delaware corporation ("nTelos"). Pursuant to the Merger Agreement, subject to certain conditions, the Company will acquire nTelos pursuant to a merger (the "Merger") in which Merger Sub will be merged with and into nTelos, with nTelos surviving the merger as a wholly-owned subsidiary of the Company. At the effective time of the Merger, each share of common stock, par value $0.01 per share, of nTelos (other than shares held by holders who have properly exercised appraisal rights) will be cancelled and converted automatically into the right to receive $9.25 per share, without interest.

In connection with the execution of the Merger Agreement, Shenandoah Personal Communications, LLC, a Virginia limited liability company and wholly-owned subsidiary of the Company ("SPC"), and SprintCom, Inc., a Kansas corporation and affiliate of Sprint Corporation ("Sprint"), entered into a Master Agreement ("Master Agreement"), dated August 10, 2015, pursuant to which SPC and Sprint agreed to, among other things, (i) make certain adjustments in their relationship and obligations to each other with respect to the Company's wireless communications business, (ii) transfer to Sprint the spectrum licenses granted to nTelos by the Federal Communications Commission related to the nTelos service area, (iii) transfer to Sprint the customers and underlying customer agreements of nTelos and (iv) transfer to the Company certain leases for Sprint retail stores and the associated employees in the nTelos service area.

Also on August 10, 2015, and in connection with the execution of the Merger Agreement and the Master Agreement, the Company announced that SPC, Sprint and certain of its affiliates entered into Addendum XVIII to the Sprint PCS Management Agreement (the "Affiliate Addendum"), which provides for, among other things, (i) an expansion of the "Shentel Service Area" (as defined in the Sprint PCS Management Agreement) to include the nTelos service area, (ii) certain network build-out requirements, (iii) modifications to the net service fee and (iv) a five-year extension of the term of the Sprint PCS Management Agreement.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The Company will host a conference call on August 11, 2015 at 8:00 a.m., Eastern time, to discuss the Merger and the transactions contemplated by the Master Agreement and the Affiliate Addendum. Prior to the conference call, the Company will make available supplemental information regarding the Merger and the transactions contemplated by the Master Agreement and the Affiliate Addendum on the Company's investor relations website (investor.shentel.com).

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the Company's business strategy, the Company's prospects and the Company's financial position. These statements can be identified by the use of forward-looking terminology such as "believes," "estimates," "expects," "intends," "may," "will," "should," "could," "potential," "projects" or "anticipates" or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. The Company cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger with NTELOS Holdings Corp. and the transactions with Sprint, including future financial and operating results, the Company's plans, objectives, expectations and intentions, the expected timing of completion of the transactions and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the ability to obtain the NTELOS Holdings Corp. stockholder approval; the risk that the parties may be unable to obtain governmental and regulatory approvals required for the transactions, or required governmental and regulatory approvals may delay the transactions or result in the imposition of conditions that could cause the parties to abandon the transactions; the risk that a condition to closing of the transactions may not be satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the agreements with Sprint; the timing to consummate the transactions; the risk that consents of third-parties may not be obtained; the risk that the businesses will not be integrated successfully, including the migration of NTELOS Holdings Corp.'s subscribers; the risk that the cost savings and any other synergies from the transactions may not be fully realized or may take longer to realize than expected; the effect of the announcement of the transactions on the retention of customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties, including in the credit markets; increasing competition in the communications industry; the complex and uncertain regulatory environment in which the parties operate; and other risks, uncertainties and factors discussed or referred to in the "Risk Factors" section of the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on February 27, 2015, or in the Company's subsequent filings with the SEC, which filings are available online at www.sec.gov, www.shentel.com or on request to the Company. All such factors are difficult to predict and are beyond the Company's control. All forward-looking statements speak only as of the date made, and the Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or developments or otherwise.

NO OFFER OR SOLICITATION

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated August 10, 2015

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shenandoah Telecommunications Company (Registrant)
August 10, 2015 (Date)	/s/ ADELE M. SKOLITS Adele M. Skolits Vice President - Finance and Chief Financial Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated August 10, 2015